UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2025

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 26, 2025, Canopy Growth Corporation (“Canopy Growth”) convened and adjourned to, and reconvened on, October 10, 2025, its 2025 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). A total of 239,849,225 common shares of Canopy Growth (“Shares”) were entitled to vote as of August 1, 2025, the record date for the Annual Meeting. There were 79,971,625 Shares represented at the Annual Meeting, at which Canopy Growth’s shareholders were asked to vote on four proposals, each of which is described in more detail in Canopy Growth’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 7, 2025 (the “Proxy Statement”). Set forth below are the matters acted upon by Canopy Growth’s shareholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Director Nominees.

Votes regarding the election of the five director nominees were as follows:

Director Name	Votes For	Votes Against	Broker Non-Votes
David Lazzarato	35,477,544	3,160,608	41,333,472
Theresa Yanofsky	35,122,647	3,515,504	41,333,472
Luc Mongeau	35,745,175	2,892,976	41,333,472
Shan Atkins	35,631,069	3,007,082	41,333,472
Joe Bayern	35,899,799	2,738,353	41,333,472

Based on the votes set forth above, Canopy Growth’s shareholders elected each of the five nominees set forth above to serve as a director of Canopy Growth until the next annual general meeting of shareholders or until his or her successor is duly elected or appointed.

Proposal No. 2: PKFOD Appointment.

The proposal to appoint PKF O’Connor Davies, LLP, Certified Public Accountants (“PKFOD”), as Canopy Growth’s auditor and independent registered public accounting firm for the fiscal year ending March 31, 2026 and to authorize the board of directors of Canopy Growth (the “Board”) or any responsible committee thereof to fix their remuneration received the following votes:

Votes For	Votes Withheld	Broker Non-Votes
75,518,055	4,453,570	—

Based on the votes set forth above, Canopy Growth’s shareholders approved the proposal to appoint PKFOD.

Proposal No. 3: Share Consolidation Proposal

The proposal to adopt a special resolution approving an amendment to Canopy Growth’s articles to, among other things, to provide that the authorized capital of Canopy Growth be altered by consolidating all of the issued and outstanding Shares and Canopy Growth exchangeable shares (the “Exchangeable Shares”) on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to fifteen outstanding pre-consolidation shares, at anytime prior to September 26, 2026, with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for both the Shares and Exchangeable Shares (the “Share Consolidation Resolution”), as further described in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
62,742,664	16,557,315	671,647	—

Based on the votes set forth above, Canopy Growth’s shareholders approved the Share Consolidation Resolution.

Proposal No. 4: Advisory, Non-Binding Vote on Compensation of Canopy Growth’s Named Executive Officers.

The advisory (non-binding) vote on the compensation of Canopy Growth’s named executive officers (the “NEOs”), as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
31,703,479	5,776,826	1,157,744	41,333,472

Based on the votes set forth above, Canopy Growth’s shareholders approved, on an advisory basis, the compensation of the NEOs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Tom Stewart
Tom Stewart
Chief Financial Officer

Date: October 14, 2025